UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 30, 2018

VIGILANT DIVERSIFIED HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	333-206963 (Commission File number)	47-4543540 (IRS Employer Identification No.)

620 Newport Center Drive, Suite 1100, Newport Beach, CA 92660

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (310) 279-5169

433 N. Camden Drive, Suite 600, Beverly Hills, CA 92660

(Former name or former address, if changed since last report.)

Copies to:

Donald P. Hateley, Esq.

Hateley & Hampton

620 Newport Center Drive, Suite 1100

Newport Beach, CA 92660-8011

Phone: (949) 438-1040

Fax: (310) 388-5899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant

On June 30, 2018, Vigil & Vigil Investments, LLC, the holder (the “Selling Stockholder”) of 14,960,000 shares of common stock of Vigilant Diversified Holdings, Inc. (the “Registrant”), representing 90.86% of the issued and outstanding common stock of the Registrant (the “Shares”), entered into a securities purchase agreement (the “SPA”) pursuant to which the Selling Stockholder sold 14,155,000 of the Shares to Intercap Partners, LLC (“Intercap Partners”). Pursuant to the SPA, the Selling Stockholder sold the Shares to Intercap Partners for $1,416 in cash from its bank account. On June 30, 2018, Intercap sold 7,077,550 shares, or 50.0%, of its shares to MT Capital Partners, LLC (“MT Capital Partners”) for $708. Donald P. Hateley, Intercap Partners’ sole member, has dispositive control over its shares. Dennis C. Murchison, MT Capital Partners’ sole member, has dispositive control over MT Capital Partners.

As a result of the foregoing, Intercap Partners and MT Capital Partners each beneficially hold 43.162% of the issued and outstanding shares of common stock of the Registrant. The shares acquired by Intercap Partners and MT Capital Partners remain in the name of the Selling Stockholder pursuant to the stock transfer records of the Registrant and are expected to be transferred to the name of Intercap Partners and MT Capital Partners in July 2018, upon Intercap’s payment for the shares and the notification to the transfer agent.

The Registrant intends to modify its business plan and is in final negotiations with a private air charter company to acquire its majority shares; however, as of the date of the filing of this Form 8-K, it has not entered into any definitive or other agreement for the acquisition of any shares and there can be no assurance that such acquisition will occur until, and if, the Registrant signs a definitive agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Concurrently, with the signing of the SPA, (a) Todd W. L. Vigil, the Registrant’s sole director, appointed Donald P. Hateley and Dennis C. Murchison to the Registrant’s board of directors and, upon their acceptance, resigned as a director and from all of his officer positions; (b) Diana Vigil, the Registrant’s vice president and secretary, resigned from her positions; and (c) the Board appointed Mr. Hateley as its Chairman, Chief Executive Officer, President and Chief Financial and Accounting Officer and Dennis C. Murchison and its Vice President and Secretary. Neither Mr. Hateley nor Mr. Murchison will receive any compensation until such time as the Board approves a compensation plan for them. Except as otherwise set forth in this Form 8-K, there are no related party transactions between the Registrant and Mr. Hateley or Mr. Murchison that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Mr. Hateley, age 60, is a California licensed attorney, certified public accountant and real estate broker. From October 1993 to the present, Mr. Hateley has practiced corporate, securities and tax law and, in October 1996, founded Hateley & Hampton, a California law firm that focuses on corporate, securities, tax and real estate matters. From 1982 to the present, Mr. Hateley is a California licensed certified public accountant and, since October 1988, a California licensed real estate broker. Mr. Hateley is also the Chairman and Chief Executive Officer of Intercap Partners, LLC, a private investment firm that provides merger and acquisition services to public and private companies. He is also the Chairman and Chief Executive Officer of Esquire Partners, Inc., dba Esquire Realty, which is a California real estate firm. In September 2009, Mr. Hateley founded Thunderclap Entertainment, Inc., which was a public reporting company and, in July 2018, sold his majority interest to an investor, which changed the name to TraqIQ, Inc. and subsequently acquired 3 software companies. From 1999 to 2003, Mr. Hateley served as Chairman of Cell Tech Incorporated and chaired its audit committee. From October 2005 to April 2006, Mr. Hateley served as the court appointed responsible officer of GSM Wireless, Inc., one of AT&T’s largest retail agents, where he oversaw the administration and liquidation of its assets in a Chapter 11 reorganization. Mr. Hateley is a graduate of the University of Southern California’s Marshall School of Business where he received a Bachelor of Science in Business Administration with an emphasis in accounting.

Mr. Murchison, age 58, is a Managing Director of Mezzcap Partners, LLC, an investment firm in Century City, CA that structures and funds mezzanine debt for private companies to fund their growth, acquisitions and repurchase of equity held by non-management shareholders. He has served in that capacity since 2007. Mr. Murchison has over 15 years’ experience in real estate financed having worked for Home Savings & Loan and Citibank Mortgage as a senior loan officer. Mr. Murchison also worked for his family’s private investment firm, Murchison International, Inc., which syndicated real estate and business ventures. Mr. Murchison currently oversees The Murchison Trust, a multi-generational private single family office that invests in a broad spectrum of asset classes. In 2018, Mr. Murchison formed MT Capital Partners, LLC to invest his capital alongside The Murchison Trust and in other ventures. Mr. Murchison is a graduate of San Diego State University with a Bachelor of Science in Sport Medicine.

The Board will determine the compensation of Mr. Hateley and Mr. Murchison at a future date.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

VIGILANT DIVERSIFIED HOLDINGS, INC.

Date: July 6, 2018	/s/ Donald P. Hateley
Donald P. Hateley
Chief Executive Officer